UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2024

Maquia Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40380	85-4283150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Biscayne Boulevard, Suite 2406

Miami, FL 33132

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 608-1395

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	MAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MAQC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	MAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 22, 2024, Maquia Capital Acquisition Corporation (“Maquia” or the “Company”), received a notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) (the “Notice”) that Maquia was delinquent in the filing of its periodic Form 10Q Report with the Securities and Exchange Commission (the “SEC”) for the period ending March 31, 2024 and that Nasdaq has initiated a process which could result in the delisting of the Company’s securities from Nasdaq Stock Market as a result of the Company not being in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires listed companies to file in a timely manner all required periodic financial reports with the SEC. The Company intends to timely appeal the notice and request a hearing in accordance with NASDAQ Listing Rule 5815(a)(1)(B). A request for a hearing regarding a delinquent filing will stay the suspension of the Company’s securities for a period of 15 days from the date of the request. The Company is working diligently to file the delinquent periodic report as soon as possible to regain full compliance with the Listing Rule. There can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will be successful in implementing its plan to regain compliance with the Rule, by filing the Report with the SEC.

Previous to this, and as reported by the Company, on May 7, 2024, Maquia Capital Acquisition Corporation (“Maquia” or the “Company”), received a notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) (the “May 7 Notice”) that Maquia was not in compliance with Nasdaq Listing Rule IM-5101-2 requiring a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement triggering the issuance of a Staff Delisting Determination under Rule 5810 to delist the Company's securities. The Company has appealed, the hearing for which is currently set for June 20, 2024.

The May 7 Notice also indicated that on January 8, 2024 (as reported on the Company’s January 12, 2024 8K), the Company failed to hold an annual meeting of stockholders within the required twelve-month period of the end of the Company’s fiscal year end. As noted in the Company’s 8K filed May 21, 2024, the Company held its annual meeting on May 20, 2024 in compliance with the Listing Rule.

This summary is not intended to include all terms of the Notice, which is attached hereto.

Item 8.01. Other Events.

Press Release Announcing the May 22, 2024 Nasdaq Delistng Notice

On May 24, 2024, Maquia issued a joint press release announcing the NASDAQ delisting notice. A copy of ummthe press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, words such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the Company’s intention to submit a plan to regain compliance with Nasdaq Listing requirements and the filing of an appeal within the required timeframe,s are forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to the Company’s ability to submit a plan to regain compliance satisfactory to Nasdaq; the Company’s ability to hold an annual meeting; and other risks and uncertainties set forth in the Company’s reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2024

Maquia Capital Acquisition Corporation

By:	/s/Jeronimo Peralta
Name: Jeronimo Peralta
Title: Chief Financial Officer

Exhibit No.	Description
99.1	Press Release dated May 24, 2024
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)